EXHIBIT 10.1

Equity Interests Transfer Agreement

Transferors

XU Dengfu, PAN Luping,
PAN Mude, ZHANG Genkai,
LI Xianyue, YANG Min
and XU Jianying

Transferee
 Beijing Huaxin Tianying Livestock Technology Co., Ltd

November 3rd, 2008

This Equity Interests Transfer Agreement (hereinafter referred to as “this Agreement”) is made and entered into on November 3rd, 2008 at Yujiang County, Yingtan City, China,

by and between:

Transferors:

XU Dengfu
ID: 360622195305137717
Domicile: 27 Jiemiansushe, Liu Jia Zhan Ken Zhi Chang Jian She Xi Lu
        Yujiang County
        Yingtan City
        Jiangxi Province

PAN Luping
ID: 360622196509170038
Domicile: 63 Zhan Qian Bei Lu Dong Xiang
Yujiang County
Yingtan City
Jiangxi Province

PAN Mude
ID: 350622660106321
Domicile: 145 Yuan Tou Zu,
Shidu Viliage
Zhongtong Town
Yujiang County
Yingtan City
Jiangxi Province

ZHANG Genkai
ID: 360622550119003
Domicile: 165 Chezhan Jie
Dengfu Town
Yujiang County
Jiangxi Province

LI Xianyue
ID: 360622195709237714
Domicile: 42 Miao Mu Dui
Liu Jia Zhan Ken Zhi Chang Er Fen Chang
Yujiang County
Yingtan City
Jiangxi Province

YANG Min
ID: 360602198206040512
Domicile: 75 Sheng Li Dong Lu
        Yue Hu District
        Yingtan City
        Jiangxi Province

XU Jiangyi
ID: 360622198111183268
Domicile: 007 Xu Jia
        Yatang Viliage
        Zhongtong Town
        Yingtan City
        Jiangxi Province

Transferee:

Beijing Huaxin Tianying Livestock Technology Co., Ltd
Domicile: Rm.229, Bldg25
        15 E.Anningzhuang Rd
        Haidian District, Qinghe
        Beijing

Basing on friendly negotiations, the parties agree as follows:

Article 1 Theme Issue of the Agreement

(a)
XU Dengfu, PAN Luping, PAN Mude, ZHANG Genkai, LI Xianyue, YANG Min, XU Jiangying (collectively as “Transferors”)  respectively hold 26%, 16%, 14%,12%, 12%, 10%, and 10% equity interests(hereinafter referred to as the “Transferring Equity Interests”) of Jiangxi Yingtan Huaxin Livestock Co., Ltd（hereinafter referred to as “Yingtan Huaxin”）.

(b)	Transferors desire to transfer to Transferee and Transferee desires to purchase from Transferors, the Transferring Equity Interests.

Article 2 Price of Equity Interests Transferred

(a)
Transferor XU Dengfu shall transfer to Transferee 26% equity interests he owns in Yingtan Huaxin and the transfer price shall be RMB30,000, Transferee shall pay up such price in half year after the execution of this Agreement.

(b)
Transferor PAN Luping shall transfer to Transferee 16% equity interests he owns in Yingtan Huaxin and the transfer price shall be RMB19,200, Transferee shall pay up such price in half year after the execution of this Agreement.

(c)
Transferor PAN Mude shall transfer to Transferee 14% equity interests he owns in Yingtan Huaxin and the transfer price shall be RMB16,800, Transferee shall pay up such price in half year after the execution of this Agreement.

(d)
Transferor ZHANG Genkai shall transfer to Transferee 12% equity interests he owns in Yingtan Huaxin and the price shall be RMB14,400, Transferee shall pay up such price in half year after the execution of this Agreement.

(e)
Transferor LI Xianyue shall transfer to Transferee 12% equity interests he owns in Yingtan Huaxin and the transfer price shall be RMB14,400, Transferee shall pay up such price in half year after the execution of this Agreement.

(f)
Transferor YANG Min shall transfer to Transferee 10% equity interests he owns in Yingtan Huaxin and the transfer price shall be RMB12,000, Transferee shall pay up such price in half year after the execution of this Agreement.

(g)
Transferor XU Jiangying shall transfer to Transferee 10% equity interests she owns in Yingtan Huaxin and the transfer price shall be RMB12,000, Transferee shall pay up the price in half year after the execution of this Agreement.

Article 3 Promise of Transferee

Transferee promises that all of the above transfer prices shall be fully paid to each and every transferor at the time set forth in this Agreement. Upon the completion of the transfer, Transferee shall hold 99% equity interests of Yingtan Huaxin，Xu Dengfu shall hold 1% equity interests of Yingtan Huaxin. Transferee shall strictly perform its duties in accordance with the amended Articles of Association of Yingtan Huaxin and bear relevant obligations.

Article 4 Declaration and Guarantees of Transferors

Transferors declared and guaranteed that:

(a)	Transferors lawfully held the equity interests of Yingtan Huaxin；

(b)
Transferors are entitled to and have exclusive rights to dispose the Transferring Equity Interests. There is no mortgage, pledge and warranty, or any other restriction arose from any rights of a third party, on the Transferring Equity Interests.

(c)	Transferors have obtained all authorities and approvals to execute this Agreement.

(d)
Transferors shall not transfer any intellectual property, asset and any other property or rights after the execution of this Agreement. Transferors guarantee that all assets are lawfully owned by Yingtan Huaxin, and all certifications are true, legal and effective.

(e)	Transferors guarantee that they shall not enter into any contract that will create any obligations Yingtan Huaxin with any third party after the execution of this Agreement.

Article 5 Breach of Agreement

(a)
Breach of any terms, conditions, guarantees or promises set forth in this Agreement by any party will be deemed as a default to this Agreement; the breaching party shall be liable to pay a penalty to the other party.

(b)
After the execution of this Agreement, unless otherwise provided, any party may not terminate this Agreement or delay performing its obligations under this Agreement without the prior written consents of other party.

Article 6 Governing Law and Dispute Resolution

This agreement shall be governed and construed by the PRC laws. Any dispute arising out of or in connection with this Agreement shall be first settled by the Parties through friendly negotiations. Should the parties fail to negotiate, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration. Such Arbitration shall be held in Beijing and shall be undertaken in Chinese. The award of the arbitration shall be final and binding upon all parties.

Article 7 Miscellaneous

1)
Any instruction, illustration, requirement, declaration, or notification in connection with this Agreement among parties shall be sent to the address of each party listed in the beginning of this Agreement or other address informed by other parties in writing and such documents shall become effective upon the receipt of the parties.

2)	This Agreement constitutes the integrated agreement among the parties with respect to the theme issue of this Agreement and shall replace all previous negotiations and communications among parties.

3)	Transferors and Transferee shall respectively bear their own expenditures, costs, and fees.

4)
This Agreement may only be revised or amended in writing, and such revision or amendment shall be expressly referred to this Agreement and jointly executed by the representatives duly authorized by each party.

5)
If any provision hereto is claimed to be invalid or unenforceable, the parties hereto shall make reasonable effort to replace them by effective and enforceable provision that comes as close as possible to the original legal and economic purpose and intent of the invalid or unenforceable provision.

6)	This Agreement is made in a set of nine originals in Chinese. Each Party shall keep one original, and one original shall be filed with the Administration of Industry and Commerce.

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 [EXECUTION PAGE, NO TEXT HEREINAFTER]

Transferors:

XU Dengfu

___________________________
Signature:

PAN Luping

___________________________
Signature:

PAN Mude

___________________________
Signature:

ZHANG Genkai

___________________________
Signature:

LI Xianyue

___________________________
Signature:

YANG Min

___________________________
Signature:

XU Jianying

___________________________
Signature:

Transferee:

Beijing Huaxin Tianying Livestock Technology Co., Ltd

___________________________
Signature:

Date: